                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED RIGHTS TO PURCHASE COMMON STOCK)
                                       OF

                            SUPERIOR SERVICES, INC.

                                       AT
                              $27.00 NET PER SHARE
                                       BY

                       ONYX SOLID WASTE ACQUISITION CORP.

                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF
                                    VIVENDI

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
   NEW YORK CITY TIME, ON FRIDAY JULY 16, 1999, UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

          BY MAIL:                       BY HAND:                     BY OVERNIGHT:

  Reorganization Department      Reorganization Department      Reorganization Department
        P.O. Box 3301                  120 Broadway                85 Challenger Road
 South Hackensack, NJ 07606             13th Floor                   Mail Drop-Reorg
                                    New York, NY 10271          Ridgefield Park, NJ 07660

                                BY FACSIMILE TRANSMISSION:
                                (FOR ELIGIBLE INSTITUTIONS
                                           ONLY)
                                      (201) 296-4293

                                     CONFIRM FACSIMILE
                                       TRANSMISSION:
                                     BY TELEPHONE ONLY
                                      (201) 296-4860

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET
               FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

       THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE
         READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   -------------------------------------------------------------------------------------------
                                 DESCRIPTION OF SHARES TENDERED
   -------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)              SHARES TENDERED
                    ON CERTIFICATE(S))                     (ATTACH ADDITIONAL LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------

                                                                         TOTAL NUMBER
                                                                          OF SHARES
                                                                         REPRESENTED     NUMBER
                                                           CERTIFICATE        BY       OF SHARES
                                                           NUMBER(S)(1)  CERTIFICATE(S)(1) TENDERED(2)
-------------------------------------------------------------------------------------------

                                                             ----------------------------------

                                                             ----------------------------------

                                                             ----------------------------------

                                                             ----------------------------------

                                                             ----------------------------------
                                                           Total Shares
-------------------------------------------------------------------------------------------
 (1) Need not be completed by Book-Entry Shareholders.
 (2) Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

-------------------------------------------------------------------------------------------

    This Letter of Transmittal is to be used either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 3 of the Offer to Purchase (as defined below)) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary (as defined in the Introduction to the Offer to Purchase) at the Book-Entry Transfer Facility (as defined in Section 3 of the Offer to Purchase) pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Shareholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders are referred to herein as "Certificate Shareholders." Shareholders whose certificates for Shares are not immediately available or who cannot comply with the procedure for book-entry transfer on a timely basis, or who cannot deliver all required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), may tender their Shares in accordance with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN THE SYSTEM OF ANY BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution ______________________________________________

    Account Number _____________________________________________________________

    Transaction Code Number ____________________________________________________

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

    Name(s) of Registered Owner(s) _____________________________________________

    Date of Execution of Notice of Guaranteed Delivery _________________________

    Name of Institution which Guaranteed Delivery ______________________________

    Account Number _____________________________________________________________

    Transaction Code Number ____________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to Onyx Solid Waste Acquisition Corp., a Wisconsin corporation (the "PURCHASER") and an indirect wholly owned subsidiary of Vivendi, a SOCIETE ANONYME organized under the laws of France ("PARENT"), the above-described shares of common stock, par value $.01 per share (the "COMMON STOCK"), including the associated rights to purchase Common Stock (the "RIGHTS" and, together with the Common Stock, the "SHARES"), of Superior Services, Inc., a Wisconsin corporation (the "COMPANY"), pursuant to the Offer to Purchase, dated June 18, 1999 (the "OFFER TO PURCHASE"), at a price of $27.00 per Share, net to the seller in cash, on the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitute the "OFFER"). The undersigned understands that the Purchaser reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the right to purchase the Shares tendered herewith.

    On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all of the Shares being tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after June 18, 1999 (collectively, "DISTRIBUTIONS"), and appoints ChaseMellon Shareholder Services, L.L.C. (the "DEPOSITARY") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to the fullest extent of such shareholder's rights with respect to such Shares (and any Distributions) (a) to deliver such Share Certificates (as defined herein) (and any Distributions) or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in either such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (b) to present such Shares (and any Distributions) for transfer on the books of the Company and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and the conditions of the Offer.

    The undersigned hereby irrevocably appoints the designees of the Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such shareholder's rights with respect to the Shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of the Purchaser will, with respect to the Shares (and any associated Distributions) for which the appointment is effective, be empowered to exercise all voting and any other rights of such shareholder, as they, in their sole discretion, may deem proper at any annual, special or adjourned meeting of the Company's shareholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, the Purchaser deposits the payment for such Shares with the Depositary. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any associated Distributions) will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise full voting rights, to the extent permitted under applicable law, with respect to such Shares (and any associated Distributions), including voting at any meeting of shareholders.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Distributions) tendered hereby and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares (and any Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.

    All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The undersigned understands that the valid tender of Shares pursuant to one of the procedures described in Section 3 of the Offer to Purchase will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

    Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered owner(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if the Purchaser does not accept for payment any of the Shares so tendered.

-------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned.

  Issue:  / / Check    / / Certificate(s) to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)
  Address: ___________________________________________________________________
  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)
   __________________________________________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

------------------------------------------------------
------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 7)

      To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

  Deliver:  / / Check    / / Certificate(s) to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________
  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   -----------------------------------------------------------

                                   IMPORTANT
                                   SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

  ____________________________________________________________________________

  ____________________________________________________________________________
                          (SIGNATURE(S) OF HOLDER(S))

  Dated: ________________________ 1999

(Must be signed by registered owner(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name(s) ________________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title) __________________________________________________________

Address ________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number _________________________________________________

Tax Identification or
Social Security No. ____________________________________________________________

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature ___________________________________________________________

Name ___________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Address ________________________________________________________________________

 _______________________________________________________________________________
                               (INCLUDE ZIP CODE)

Name of Firm ___________________________________________________________________

Dated: __________________________ 1999

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "ELIGIBLE INSTITUTION"). Signatures on this Letter of Transmittal need not be guaranteed
(a) if this Letter of Transmittal is signed by the registered owners (which term, for purposes of this document, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered owner has not completed the box titled "Special Payment Instructions" or the box titled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares ("SHARE CERTIFICATES"), or confirmation of any book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered by book-entry transfer, as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase).

    Shareholders whose certificates for Shares are not immediately available or who cannot deliver all other required documents to the Depositary on or prior to the Expiration Date or who cannot comply with the procedures for book-entry transfer on a timely basis may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary prior to the Expiration Date; and (iii) Share Certificates or confirmation of any book-entry transfer into the Depositary's account at the Depository Institution of Shares tendered by book-entry transfer, as well as a Letter of Transmittal, properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and all other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange Inc. trading days after the date of execution of such Notice of Guaranteed Delivery.

    If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

    THE METHOD OF DELIVERY OF SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT SUCH CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

    4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE SHAREHOLDERS ONLY). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box titled "Number of Shares Tendered." In such cases, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered owners of the Shares tendered hereby, the signature must correspond with the names as written on the face of the certificates without alteration, enlargement or any other change whatsoever.

    If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Parent of their authority so to act must be submitted.

    If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered owner of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner or holders appears on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    6. STOCK TRANSFER TAXES. The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner or such person) payable on account of the transfer to such person will be deducted from the purchase price if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such certificates are to be mailed to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses set forth below or from your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent.

    9. SUBSTITUTE FORM W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the shareholder's social security or federal employer identification number, on Substitute Form W-9 below. Failure to provide the information on the form may subject the tendering shareholder to 31-percent federal income tax backup withholding on the payment of the purchase price. The tendering shareholder may write "Applied For" in Part I of the Form if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If "Applied For" is written in Part I of the Substitute Form W-9 and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31 percent of all payments of the purchase price thereafter until a TIN is provided to the Depositary.

    10. LOST, DESTROYED, MUTILATED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed, mutilated or stolen, the shareholder should promptly notify the Company's transfer agent, LaSalle Bank National Association (f/k/a LaSalle National Bank) at (800) 246-5761. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated or destroyed certificates have been followed.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

    Under the federal income tax law, a shareholder whose tendered Shares are accepted for purchase is required by law to provide the Depositary with such shareholder's correct TIN on Substitute Form W-9 below and to certify that such TIN is correct (or that such shareholder is awaiting a TIN) or otherwise establish a basis for exemption from backup withholding. If such shareholder is an individual, the TIN is his or her social security number. If a shareholder fails to provide a TIN to the Depositary, such shareholder may be subject to a $50.00 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31 percent.

    Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must generally submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary.

    If backup withholding applies, the Depositary is required to withhold 31 percent of any payments made to the shareholder or payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

    If "Applied for" is written in Part I of the Substitute Form W-9, the Depositary will retain 31 percent of any payment of the purchase price for tendered Shares during the 60-day period following the date of the Substitute Form W-9. If a shareholder's TIN is provided to the Depositary within 60 days of the date of the Substitute Form W-9, payment of such retained amounts will be made to such shareholder. If a shareholder's TIN is not provided to the Depositary within such 60-day period, the Depositary will remit such retained amounts to the Internal Revenue Service as backup withholding and shall withhold 31 percent of any payment of the purchase price for the tendered Shares made to such shareholder thereafter unless such shareholder furnishes a TIN to the Depositary prior to such payment.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments made to a shareholder whose tendered Shares are accepted for purchase, the shareholder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and provide the shareholder's correct TIN and certify, under penalties of perjury, that the TIN provided on such Form is correct (or that such shareholder is awaiting a TIN) and that (i) such shareholder is exempt from backup withholding; (ii) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of failure to report all interest or dividends; or (iii) the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding. The shareholder must sign and date the Substitute Form W-9 where indicated, certifying that the information on such Form is correct.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The shareholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                 TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS
                              (SEE INSTRUCTION 9)

                PAYER: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.


SUBSTITUTE
FORM W-9                     NAME:
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE     ADDRESS:
REQUEST FOR TAXPAYER                                          Corporation      / /
IDENTIFICATION NUMBER (TIN)  CHECK APPROPRIATE BOX:
AND CERTIFICATION                                             Other (specify)    / /
                             Individual    / /
                             Partnership  / /
PART I. Please provide your taxpayer identification number    SSN:
        in the space at right. If awaiting TIN, write         OR
        "Applied For."                                        EIN:
PART II. For Payees exempt from backup withholding. See the enclosed "Guidelines for
         Certification of Taxpayer Identification Number on Substitute Form W-9."

PART III. CERTIFICATION
Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be
   issued to me); and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interests or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
SIGNATURE   DATE , 1999

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
 OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE
       REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
             IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR
                              ADDITIONAL DETAILS.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                           Innisfree M&A Incorporated

                              501 MADISON AVENUE,
                                   20TH FLOOR
                            NEW YORK, NEW YORK 10022

                 BANKS AND BROKERS CALL COLLECT: (212) 750-5833
                   ALL OTHERS CALL TOLL FREE: (888) 750-5834

                      THE DEALER MANAGER FOR THE OFFER IS:

                            LAZARD FRERES & CO. LLC
                              30 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10020
                                 (212) 632-6717

June 18, 1999